OTHER RECEIVABLES, NET (Tables)	12 Months Ended
Dec. 31, 2019
OTHER RECEIVABLES, NET
Schedule of Other Receivables, net

Other receivables consisted of the following:

	As of December 31,
	2019	2018
Rental deposit	$—	$7,712
Property management fee deposit	5,472	—
Due from third parties	2,150	77,986
Other receivable from customer in agent service	153,046	—
Total other receivables	160,668	85,698
Less: Provision for doubtful accounts	—	(72,852)
Other receivables, net	$160,668	$12,846